SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 13, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                              American Dairy, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

  1st Qingxiang Street, Kedong County, Heilongjiang Province 164800, People's
                                Republic of China
  ---------------------------------------------------------------------------
                    (Address of principal executive offices)

                              213-488-5131 (U.S.)
   --------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
 ------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


       Utah                        000-27351                      87-0445575
-----------------                 ------------                ------------------
(State  or  other                 (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)

Item  4.  Change  of  Registrant's  Certifying  Accountant

     On November 10, 2003, Weinberg & Company, P.A, the independent certified public accountants and auditors of American Dairy, Inc. (the "Company") for fiscal 2002, were dismissed by the Company from further audit services to the Company. The dismissal was approved by the Board of Directors of the Company.

     During the fiscal year ended December 31, 2002, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that the report dated March 7, 2003, of Weinberg & Company, P.A. for such fiscal year indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

     For the two fiscal years ended December 31, 2002, and the subsequent interim period ended June 30, 2003, there were no disagreements between the Company and Weinberg & Company, P.A. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of Weinberg & Company, P.A. would have caused Weinberg & Company, P.A. to make reference to the subject matter of the disagreement in connection with its reports.

     Effective November 10, 2003, Murrell, Hall, McIntosh & Co., PLLP, located at 2601 N.W. Expressway, Suite 800, Oklahoma City, Oklahoma 73112 was engaged by the Company to audit the consolidated financial statements of the Company for its fiscal year ending December 31, 2003, and the related statements of income, stockholders' equity, and cash flows for the year then ending. During the two most recent fiscal years or any subsequent interim period, the new independent accountant had not been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with it regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event except for the Form 10-QSB quarterly report for its nine month period ended September 30, 2003.

Item  7.  Financial  Statements  and  Exhibits
          ------------------------------------

          Exhibit 16 Letter of Weinberg & Company, .A. regarding change in certifying accountant.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November  13,  2003         American  Dairy,  Inc.
                                   a  Utah  corporation

                                   By:/s/  Leng  You-Bin
                                      ------------------------------------------
                                      Leng  You-Bin
                                      Chief  Executive  Officer  and  President

                                                                      EXHIBIT 16





                            Weinberg & Company, P.A.




November  13,  2003


Securities  and  Exchange  Commission
450  5th  Street,  N.W.
Washington,  D.C.  20549


Ladies  and  Gentlemen:

We have read Item 4 of the Form 8-K Current Report dated November 13, 2003 of American Dairy, Inc. and are in agreement with the statements contained in the first, second and third paragraphs of that Item. We have no basis to agree or disagree with any other statements of American Diary, Inc. contained therein.

                                   Very  truly  yours,

                                   Weinberg  &  Company,  P.A.